UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2020

F-STAR THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eddeva B920 Babraham Research Campus

Cambridge, United Kingdom CB22 3AT

(Address of Principal Executive Offices, and Zip Code)

+44-1223-497400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 20, 2020, F-star Therapeutics, Inc., formerly known as “Spring Bank Pharmaceuticals, Inc.” (the “Company”), completed its business combination (the “Transaction”) with F-star Therapeutics Limited (“F-star”) in accordance with the terms of the Share Exchange Agreement, dated as of July 29, 2020 (the “Exchange Agreement”), by and among the Company, F-star and the holders of issued shares in the capital stock of F-star and the holders of convertible notes of F-star each as set forth therein (each a “Seller”, and collectively with holders of F-star securities who subsequently became parties to the Exchange Agreement, the “Sellers”). Pursuant to the Exchange Agreement, each ordinary share of F-star outstanding immediately prior to the closing of the Transaction (the “Closing”) was exchanged by the Seller that owned such F-star shares for such number of duly authorized, validly issued, fully paid and non-assessable shares of Company common stock as was equal to the exchange ratio formula determined pursuant to the Exchange Agreement (the “Exchange Ratio”), rounded to the nearest whole share of Company common stock (after aggregating all fractional shares of Company common stock issuable to such Seller) and, as a result, the Company became F-star Therapeutics, Inc. Also on November 20, 2020, in connection with, and prior to completion of, the Transaction, the Company effected a 1-for-4 reverse stock split of its common stock (the “Reverse Stock Split”) and, following the completion of the Transaction, changed its name to “F-star Therapeutics, Inc.” Following the completion of the Transaction, the business of the Company became the business conducted by F-star, which is a clinical stage immuno-oncology company focused on cancer treatment through its proprietary tetravalent bispecific antibody programs. Unless otherwise noted, all references to share amounts in this Current Report on Form 8-K reflect the Reverse Stock Split.

On November 20, 2020, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Transaction. This amendment amends the Original Form 8-K to provide certain historical and pro-forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively. Such financial information as required by Items 9.01(a) and 9.01(b) was excluded from the Original Form 8-K in reliance on the instructions to such Items. Except as set forth in this amendment to the Original Form 8-K, no other changes are being made to the Original Form 8-K.

Item 8.01.	Other Events.

For the general information of investors, the Company is filing herewith information that was previously disclosed as part of the prospectus contained in the Form S-4 registration statement (File No. 333-248487) relating to the Transaction, as declared effective by the U.S. Securities and Exchange Commission on October 19, 2020 (the “Registration Statement”). Specifically, filed herewith as Exhibits 99.3 and 99.4, respectively, are the excerpts of the “F-star Business” and “Risk Factors” sections thereof, which are incorporated by reference herein. Such information is as of October 19, 2020 (unless another date is indicated).

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited consolidated financial statements of F-star and its subsidiaries for the years ended December 31, 2019 and 2018, and the unaudited interim condensed consolidated financial statements of F-star and its subsidiaries as of September 30, 2020 and December 31, 2019 and for the three and nine months ended September 30, 2020 and September 30, 2019, are filed as Exhibits 99.5 and 99.6 to this Current Report on Form 8-K and are incorporated herein by reference. The audited consolidated financial statements on F-star Biotechnologische Forschungs-und Entwicklungsges.m.b.H and its subsidiaries, and the audited financial statements of F-star Beta Limited as of May 6, 2019, December 31, 2018 and 2017, and for the period ended May 6, 2019 and for the years ended December 31, 2018 and 2017 are filed as Exhibits 99.8 and 99.9 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.7 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consents of PricewaterhouseCoopers LLP.

99.3	“F-star Business” section excerpt from Registration Statement.

99.4	“Risk Factors” section excerpt from Registration Statement.

99.5	Audited Consolidated Financial Statements of F-star and its subsidiaries as of December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018.

99.6	Unaudited Condensed Consolidated Financial Statements of F-star and its subsidiaries as of September 30, 2020 and for the three and nine months ended September 30, 2020 and September 30, 2019.

99.7	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2020 and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

99.8	Audited Consolidated Financial Statements of F-star Biotechnologische Forschungs-und Entwicklungsges.m.b.H and its subsidiaries as of May 6, 2019, December 31, 2018 and 2017, and for the period ended May 6, 2019 and the years ended December 31, 2018 and 2017.

99.9	Audited Financial Statements of F-star Beta Limited as of May 6, 2019, December 31, 2018 and 2017, and for the period ended May 6, 2019 and the years ended December 31, 2018 and 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F-STAR THERAPEUTICS, INC.

Date: February 5, 2021	/s/ Darlene Deptula-Hicks
Darlene Deptula-Hicks
Chief Financial Officer and Treasurer